Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-QSB of SheerVision, Inc. (the "Company") for the fiscal quarter ended November 30, 2006 filed with
the  Securities  and  Exchange  Commission  (the  "Report"),   I,  Suzanne
Lewsadder, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated results of operations of the Company for the periods presented.

Dated: January 12, 2006


By:  /s/ Suzanne Lewsadder
     ---------------------------
      Suzanne Lewsadder
      Chief Executive Officer


This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A signed original of this written statement required by Section 906 has been provided to SheerVision, Inc. and will be retained by SheerVision, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.